UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 14, 2007
Date of Report (Date of earliest event reported)
BackWeb Technologies Ltd.
(Exact name of registrant as specified in its charter)

Israel	000-26241	51-2198508

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10 Ha’amal Street, Park Afek, Rosh Ha’ayin, Israel 48092
(Address of principal executive offices, including zip code)
(972) 3-6118800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          On May 14, 2007, BackWeb Technologies Ltd. (“BackWeb”) issued a press release announcing its unaudited operating results for its first quarter ended March 31, 2007. A copy of this press release is attached to this Current Report as Exhibit 99.1.
          The information contained in Item 2.02 of this Current Report, including the information incorporated into this Item 2.02 from the accompanying exhibit, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

	99.1	Press release issued by BackWeb Technologies Ltd. on May 14, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BackWeb Technologies Ltd.
Date: May 15, 2007	By:	/s/ Ken Holmes
Ken Holmes
Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by BackWeb Technologies Ltd. on May 14, 2007